EXHIBIT 10.2
THIRD AMENDMENT AGREEMENT


This Third Amendment Agreement is made as of the 10th day of June, 1997, by and among STERIS CORPORATION, an Ohio corporation ("Borrower"), KEYBANK NATIONAL ASSOCIATION (successor by merger to Society National Bank), as Agent ("Agent") and the banking institutions listed on Schedule 1 attached hereto and made a part hereof ("Banks"):

WHEREAS, Borrower, Agent and the Banks are parties to a certain Credit Agreement dated as of May 13, 1996, as amended and as it may from time to time be further amended, restated or otherwise modified, which provides, among other things, for revolving loans and swing loans aggregating not more than One Hundred Twenty-Five Million Dollars, all upon certain terms and conditions ("Credit Agreement");

WHEREAS, Borrower, Agent and the Banks desire to amend the Credit Agreement to increase the amount of the credit facility and to modify certain other provisions thereof;

WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrower, Agent and the Banks agree as follows:

1. Article I of the Credit Agreement is hereby amended to delete the definitions of "Commitment Period" and "Total Commitment Amount" in their entirety and to insert in place thereof the following:

"Commitment Period" shall mean the period from the Effective Date to September 30, 2001.

"Total Commitment Amount" shall mean the obligation hereunder of the Banks to make Loans up to the maximum aggregate principal amount of Two Hundred Fifteen Million Dollars ($215,000,000) during the Commitment Period (or such lesser amount as shall be determined pursuant to Section 2.5 hereof).


2. The Credit Agreement is hereby amended by deleting Schedule 1 thereof in its entirety and be inserting in place thereof a new Schedule 1 in the form of
Schedule 1 attached hereto.


3. The Credit Agreement is hereby amended by deleting Exhibit A in its entirety and by substituting in place thereof a new Exhibit A in the form of Exhibit A attached hereto.

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4. Concurrently with the execution of this Third Amendment Agreement, Borrower shall:

(a) execute and deliver to each Bank a new Revolving Credit Note dated as of May 13, 1996, and such new Revolving Credit Note shall be in the form and substance of Exhibit A attached hereto. After a Bank receives a new Revolving Credit Note, such Bank will mark its Revolving Credit Note being replaced thereby "Replaced" and return the same to Borrower; and

(b) pay to Agent for the benefit of the Banks an amendment fee in the amount of five (5) basis points times the amount of the increase in the Total Commitment Amount.

5. Borrower hereby represents and warrants to Agent and the Banks that (a) Borrower has the legal power and authority to execute and deliver this Third Amendment Agreement; (b) officials executing this Third Amendment Agreement have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Possible Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of the Third Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Subsidiary has any claim or offset against, or defense or counterclaim to, any of Borrower's or any Subsidiary's obligations or liabilities under the Credit Agreement or any Related Writing, and Borrower and each Subsidiary hereby waives and releases Agent and each of the Banks from any and all such claims, offsets, defenses and counterclaims of which Borrower and any Subsidiary is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto, and (f) this Third Amendment Agreement constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.


6. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.


7. This Third Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

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8. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio.


Address:     5960 Heisley Road                STERIS CORPORATION
             Mentor, OH 44060                 By:  /s/ Bill R. Sanford
                                                  --------------------------------------
                                              Bill R. Sanford, Chairman, President, and
                                              Chief Executive Officer

                                              And:  /s/ Michael A. Keresman, III
                                                  --------------------------------------
                                              Michael A. Keresman, III, Senior Vice
                                              President, and Chief Financial Officer

Address:     Key Tower                        KEYBANK NATIONAL ASSOCIATION
             127 Public Square                as a Bank and as Agent
             Mailcode: OH-01-27-0611          By:  /s/ Thomas A. Crandell
             Cleveland, OH 44114-0611             --------------------------------------
                                              Thomas A. Crandell, Assistant Vice
                                              President

Address:     600 Superior Avenue              BANK ONE, COLUMBUS, NA
             Cleveland, OH 44114-2650         By:  /s/ Babette C. Coerdt
             Attention: N. Ohio Large Corp.   --------------------------------------
             Markets Group, #0149             Babette C. Coerdt, Vice President and Group
                                              Manager

Address:     611 Woodland Avenue              NBD BANK
             Detroit, MI 48226                By:  /s/ Paul R. DeMelo
             Attention: Mid-corporate         --------------------------------------
             Banking Division                 Paul R. DeMelo, Vice President


Address:     One Cleveland Center             PNC BANK, NATIONAL ASSOCIATION
             1375 E. 9th St., Ste. 1250       By:  /s/ Bryon A. Pike
             Cleveland, OH 44114              --------------------------------------
             Attention: Corporate Banking     Bryon A. Pike, Vice President


Attention:   Pittsburgh Branch                ABN AMRO BANK N.V., PITTSBURGH
             One PPG Place, Ste. 2950         BRANCH
             Pittsburgh, PA 15222-5400        By: ABN AMRO North America, Inc., as
                                              agent

                                              By:  /s/ Roy D. Hasbrook
                                                  --------------------------------------
                                              Roy D. Hasbrook, Group Vice President and
                                              Director

                                              And: /s/ Kathyrn C. Toth
                                                  --------------------------------------
                                              Kathyrn C. Toth, Vice President


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



The undersigned each consent to the terms hereof.

                 AMSCO INTERNATIONAL, INC.
                 MEDICAL & ENVIRONMENTAL DESIGNS, INC.
                 ECOMED, INC.
                 AMERICAN STERILIZER COMPANY
                 AMSCO STERILE RECOVERIES, INC.
                 AMSCO INTERNATIONAL SALES CORPORATION
                 HAS, INC.
                 AMSCO EUROPE, INC.
                 AMSCO ASIA PACIFIC, INC.
                 AMSCO LATIN AMERICA, INC.
                 CALGON VESTAL, INC.
                 SURGICOT, INC.

                 By:  /s/ Bill R. Sanford
                     ---------------------------------------------
                 Bill R. Sanford, President of each of the Companies listed above

                 And:  /s/ Michael A. Keresman, III
                     ---------------------------------------------
                 Michael A. Keresman, III, Vice President, and Secretary of each of the Companies listed above


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                                   SCHEDULE 1


                                                                     MAXIMUM
       BANKING INSTITUTIONS                  PERCENTAGE               AMOUNT
       --------------------                  ----------               ------

KeyBank National Association                    25.3%              $54,320,000
Bank One, Columbus, NA                          19.5%               42,000,000
NBD Bank                                        18.4%               39,560,000
PNC Bank, National Association                  18.4%               39,560,000
ABN AMRO Bank N.V.,
Pittsburgh Branch                               18.4%               39,560,000
                                               -----
Total Commitment Amount                        100.0%             $215,000,000
                                               =====               ============



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



                                    EXHIBIT A

                              REVOLVING CREDIT NOTE

$ ___________                                                    Cleveland, Ohio
                                                              As of May 13, 1996

FOR VALUE RECEIVED, the undersigned STERIS CORPORATION, an Ohio corporation, ("Borrower"), promises to pay on September 30, 2001, to the order of ________ ("Bank") at the Main Office of KeyBank National Association (successor by merger to Society National Bank), as Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of ____________________________________________________________________DOLLARS or
the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrower pursuant to Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Credit Agreement dated as of May 13, 1996, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended and as the same may from time to time be further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

Borrower also promises to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1A of the Credit Agreement. Such interest shall be payable on each date provided for in such
Section 2.1A; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this Note.

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds.

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.


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



The undersigned authorizes any attorney at law at any time or times after the maturity hereof (whether maturity occurs by lapse of time or by acceleration) to appear in any state or federal court of record in the State of Ohio to waive the issuance and service of process, to admit the maturity of this Note and the nonpayment thereof when due, to confess judgment against the undersigned in favor of the holder of this Note for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned. The undersigned agrees that the Agent or the Banks' attorney may confess judgment pursuant to the foregoing warrant of attorney. The undersigned further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Agent or the Banks.


                                        STERIS CORPORATION
                                        By: /s/ Bill R. Sanford
                                            ------------------------------------
                                        Bill R. Sanford, Chairman, President and
                                        Chief Executive Officer

                                        and /s/ Michael A. Keresman, III
                                            ------------------------------------
                                        Michael A. Keresman, III, Senior Vice
                                        President, Chief Financial Officer


"WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."


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